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                                                             October 1, 2000
 FUND PROFILE
T. ROWE PRICE
Emerging Markets Bond Fund

 A worldwide income fund seeking high income and capital growth through investment in emerging market bonds.
This profile summarizes key information about the fund that is included in the fund's prospectus. The fund's prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-638-5660, or by visiting our Web site at www.troweprice.com. TROWEPRICELOGO
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FUND PROFILE
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 What is the fund's objective?

   The fund seeks to provide high income and capital appreciation.


 What is the fund's principal investment strategy?

   The fund will normally invest at least 65% (and potentially all) of its total assets in the government or corporate debt securities of emerging nations. Fund holdings may include the lowest-rated bonds, including those in default.

   There are no maturity restrictions, and the fund's weighted average maturity normally ranges between five and 10 years but may vary substantially because of market conditions. Under normal circumstances, most of the fund's total assets are expected to be denominated in U.S. dollars, and the fund will not usually attempt to cushion the impact of foreign currency fluctuations on the dollar. Security selection relies heavily on research, which analyzes political and economic trends as well as creditworthiness. The fund tends to favor bonds it expects will be upgraded.

   Investment decisions are based on fundamental market factors, such as yield and credit quality differences among bonds as well as demand and supply trends and currency values. The fund generally invests in countries where the combination of fixed-income returns and currency exchange rates appears attractive, or, if the currency trend is unfavorable, where T. Rowe Price International, Inc. ("T. Rowe Price International") believes the currency risk can be minimized through hedging. The fund sells holdings for a variety of reasons, such as to adjust a portfolio's average maturity or quality, to shift assets into higher-yielding securities, or to alter geographic or currency exposure.

   Further information about the fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of either of these documents, call 1-800-638-5660.


 What are the main risks of investing in the fund?

   The fund is subject to the usual risks of fixed-income investing as well as the special risks of investing in emerging markets.

  . Interest rate risk This refers to the decline in bond prices that usually accompanies a rise in interest rates. Longer-maturity bonds typically suffer greater declines than those with shorter maturities.

  . Credit risk This is the chance that any fund holding could have its credit rating downgraded, or that a bond issuer will default (the failure of an issuer to make timely payments of interest or principal), potentially reducing the fund's income level and share price. The bonds in the fund's portfolio have significant credit risk.
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FUND PROFILE
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  . Emerging market risk  Investments in emerging markets are subject to abrupt and severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. These economies are less well developed and can be overly reliant on particular industries and more vulnerable to the ebb and flow of international trade and capital, trade barriers, and other protectionist or retaliatory measures. Some countries have legacies of hyperinflation and currency devaluations versus the dollar (which adversely affects returns to U.S. investors). Significant devaluations have occurred in recent years in Russia, Brazil, and other Asian and Latin American nations. Governments of some emerging market countries have defaulted on their bonds and investors in this sector must be prepared for similar events in the future.

  . Nondiversified risk Because it is nondiversified, the fund can invest more of its assets in a smaller number of issuers than diversified funds. This could result in greater potential losses than funds investing in a broader variety of issues.

  . Currency risk This is the risk of a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on the fund's holdings can be significant and long-lasting, depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Bonds held in the fund are often denominated in U.S. dollars to improve their marketability, but this does not protect them from substantial price declines in the face of political and economic turmoil. In addition, many emerging market currencies cannot be effectively hedged. Currency trends are unpredictable, and to the extent the fund purchases and sells currencies, it will also be subject to the risk that its trading strategies, including efforts at hedging, will not succeed. Furthermore, hedging costs can be significant and reduce fund net asset value.

  . Derivatives risk To the extent the fund uses these instruments, it may be exposed to additional volatility and potential losses.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  . The fund's share price may decline, so when you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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FUND PROFILE
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 How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for the inherent risk of investing in foreign debt securities. If you are willing to accept the special risks associated with emerging market investing and the general risks of investing in bonds to achieve current income and potential capital growth, this fund could be appropriate for you.

   The fund can be used in both regular and tax-deferred accounts, such as IRAs.

  . The fund should not represent your complete investment program or be used for short-term trading purposes.


 How has the fund performed in the past?

   The bar chart showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and over time. Fund past performance is no guarantee of future returns.

   The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the chart.

LOGO

          Calendar Year Total Returns
   "95"     "96"     "97"     "98"       "99"
 ----------------------------------------------
  25.81    36.77    16.83    -23.09     22.97
 ----------------------------------------------


          Quarter ended              Total return

 Best quarter                            6/30/95 17.56%

 Worst quarter                           9/30/98 -30.20%
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FUND PROFILE
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
 Table 1  Average Annual Total Returns
                                            Periods ended 09/30/2000
                                                          Since inception
                                       1 year   5 years    (12/30/1994)
 -------------------------------------------------------------------------------
  Emerging Markets Bond Fund           29.10%    13.26%       14.28%

  J.P. Morgan Emerging Markets Bond
  Index Plus                           28.03     16.06        16.86
  Lipper Emerging Markets Debt Funds   23.97     13.27        13.51
  Average
 -------------------------------------------------------------------------------



 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.


 What fees or expenses will I pay?

   The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.


 Table 2  Fees and Expenses of the Fund
                                              Annual fund operating expenses
                                       (expenses that are deducted from fund assets)
 ------------------------------------------------------------------------------------------
  Management fee                                          0.77%/a/

  Other expenses                                          0.48%

  Total annual fund operating
  expenses                                                1.25%/a/

  Fee waiver/reimbursement                                  --

  Net expenses                                            1.25%
 ------------------------------------------------------------------------------------------


 /a/
   T. Rowe Price International is contractually obligated to waive its fees and bear any expenses to the extent such fees or expenses would cause the fund's ratio of expenses to average net assets to exceed the indicated percentage limitation. Fees waived or expenses paid or assumed are subject to reimbursement to T. Rowe Price International by the fund through the indicated reimbursement date, but no reimbursement will be made if it would result in the fund's expense ratio exceeding its specified limit. A summary of the fund's expense limitation and the periods for which it is effective is set forth below:

Limitation Period                Expense Ratio Limitation   Reimbursement Date
                1/1/99-12/31/00                      1.25%                  12/31/02


   Previously, the fund operated under a 1.25% limitation that expired December 31, 1998. Fees waived or expenses assumed under this agreement are subject to reimbursement to T. Rowe Price International by the fund whenever the fund's expense ratio is below 1.25%. However, no reimbursement will be made after December 31, 2000, or if it would result in the expense ratio exceeding 1.25%.
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FUND PROFILE
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   Example.  The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods:

   1 year       3 years      5 years       10 years
 -----------------------------------------------------
    $127         $397         $686          $1,511
 -----------------------------------------------------



 Who manages the fund?

   T. Rowe Price International is responsible for the selection and management of the fund's portfolio investments. The company, a wholly owned subsidiary of T. Rowe Price Associates, is the successor to Rowe Price-Fleming International ("Price-Fleming"), a joint venture established in 1979 between
   T. Rowe Price Associates and Robert Fleming Holdings ("Flemings"). In 2000,
   T. Rowe Price became the sole owner of Rowe Price-Fleming and renamed the company T. Rowe Price International. The U.S. office of T. Rowe Price International is located at 100 East Pratt Street, Baltimore, Maryland 21202. Offices are also located in London, Tokyo, Singapore, Hong Kong, Buenos Aires, and Paris.

   The fund has an Investment Advisory Group with day-to-day responsibility for managing the funds. The advisory group consists of Peter Askew, who joined Price-Fleming in 1988 and has been managing multicurrency fixed-income portfolios since 1976; Michael Conelius, who joined T. Rowe Price in 1988 and Price-Fleming in 1995 and has been managing investments since 1992; and Christopher Rothery, who joined Price-Fleming in 1994 and has been managing multicurrency fixed-income portfolios since 1988.


 Note: The following questions and answers about buying and selling shares and services do not apply to employer-sponsored retirement plans. If you are a participant in one of these plans, please call your plan's toll-free number for additional information.


 How can I purchase shares?

   Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.
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FUND PROFILE
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 How can I sell shares?

   You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access /(R)/ or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee. A $5 fee is charged for wire redemptions under $5,000.


 When will I receive income and capital gain distributions?

   The fund distributes income monthly and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.


 What services are available?

   A wide range, including but not limited to:

  . retirement plans for individuals and large and small businesses;

  . automated information and transaction services by telephone or computer;

  . electronic transfers between fund and bank accounts;

  . automatic investing and automatic exchange;

  . brokerage services; and

  . asset manager accounts.
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FUND PROFILE
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FUND PROFILE
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T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
www.troweprice.com
LOGO
                                                                     RPS F06-035
 T. Rowe Price Investment Services, Inc., Distributor
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